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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                       Date of Report:  November 16, 1994


                            THE FOOTHILL GROUP, INC.
               (Exact name of registrant as specified in charter)

             DELAWARE               0-5467               94-1663353
    (State of Incorporation)     (Commission           (IRS Employer
                                 File Number)        Identification No.)


                          11111 Santa Monica Boulevard
                         Los Angeles, California 90025
                    (Address of principal executive office)




Registrant's telephone number:  (310) 996-7000
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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits



Exhibit 28 - Additional Exhibits

Press release announcing third quarter results.
Press release announcing receipt of Standard & Poor's rating for FCC. Press release declaring quarterly dividend.



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: November 16, 1994                   THE FOOTHILL GROUP, INC.



                                           By: /s/ HENRY K. JORDAN
                                               -------------------
                                           Henry K. Jordan
                                           Vice President and
                                           Chief Financial Officer